UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) June 15, 2022

APi Group Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39275	98-1510303
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Old Highway 8 NW New Brighton, MN	55112
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (651) 636-4320

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	APG	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 15, 2022, APi Group Corporation (the “Company”) held its 2022 Annual Meeting of Stockholders in a virtual format. At the 2022 Annual Meeting of Stockholders, the stockholders voted on (i) the election of ten director nominees for a one-year term (Proposal 1), (ii) the approval, on an advisory basis, of the compensation of the Company’s named executive officers (Proposal 2) and (iii) the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2022 fiscal year (Proposal 3).

Proposal 1

The stockholders voted in favor of the election of the following director nominees as directors for a term of office expiring at the 2023 Annual Meeting of Stockholders and, in each case, until his or her successor is duly elected and qualified.

	For	Against	Abstain	Broker Non-Vote
Sir Martin E. Franklin	204,833,960	14,441,586	65,464	18,308,164
James E. Lillie	218,481,216	786,253	73,541	18,308,164
Ian G. H. Ashken	194,107,382	25,158,984	74,644	18,308,164
Russell A. Becker	218,675,834	659,641	5,535	18,308,164
David S. Blitzer	217,108,022	2,158,058	74,930	18,308,164
Paula D. Loop	217,734,447	1,514,768	91,795	18,308,164
Anthony E. Malkin	218,346,823	918,775	75,412	18,308,164
Thomas V. Milroy	218,383,567	882,135	75,308	18,308,164
Cyrus D. Walker	191,274,844	27,990,758	75,408	18,308,164
Carrie A. Wheeler	218,406,715	861,421	72,874	18,308,164

Proposal 2

The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Vote
211,596,407	7,614,900	129,703	18,308,164

Proposal 3

The stockholders approved the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2022 fiscal year.

For	Against	Abstain
234,802,419	2,822,173	24,582

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

API GROUP CORPORATION

By:	/s/ Andrea M. Fike
Name: Andrea M. Fike
Title: Senior Vice President, General Counsel and Secretary

Date: June 17, 2022